400 Centre Street, Newton, MA 02458-2076	tel: (617) 796-8350 fax: (617) 796-8385

EXHIBIT 99.1

FOR IMMEDIATE RELEASE	Contact: Timothy A. Bonang, Director of Investor Relations, or
Katherine L. Johnston, Manager of Investor Relations
(617) 796-8245
www.fivestarqualitycare.com

Five Star Quality Care, Inc. Reports Fourth Quarter 2008 Results

____________________________________

Newton, MA (February 25, 2009).  Five Star Quality Care, Inc. (NYSE Alternext US: FVE) today announced its financial results for the quarter and year ended December 31, 2008.

Fourth Quarter 2008 Financial Highlights:

▪	Total revenues for the fourth quarter of 2008 increased 16.3% to $292.2 million from $251.2 million for the same period last year.

▪	Net loss for the fourth quarter of 2008 was $7.4 million compared to net income of $6.7 million for the same period last year.

▪
Net loss per share from continuing operations for the fourth quarter of 2008 was $0.21, basic and diluted, compared to net income per share from continuing operations of $0.22 and $0.20, basic and diluted, respectively, for the same period last year.

▪
Net loss from continuing operations for the fourth quarter of 2008 included several items that, in aggregate, resulted in a negative impact of $7.9 million, or $0.25 per basic and diluted share.  These items included a $5.9 million unrealized loss on our holdings of auction rate securities; a $5.9 million loss due to impairment of goodwill; a $5.4 million loss due to the impairment of our investments in certain marketable securities held by our captive insurance companies; a $1.8 million loss due to impairment of long lived assets; and an $11.1 million gain resulting from UBS AG’s agreement to repurchase our auction rate securities at par at our election between June 2010 and July 2012.

Fourth Quarter 2008 Operating Highlights (Senior Living Communities):

▪	Senior living occupancy for the fourth quarter of 2008 was 87.6% compared with 90.3% for the same period last year.

▪	Senior living average daily rate for the fourth quarter of 2008 increased by 2.0% to $143.10 from $140.23 in the same period last year.

▪	The percentage of senior living revenue derived from residents’ private resources for the fourth quarter of 2008 increased to 69.4% from 65.6% for the same period last year.

▪	Wages and benefits as a percentage of senior living revenues were 50.4% and 49.8% for the fourth quarters of 2008 and 2007, respectively.

▪
For those senior living communities that we have operated continuously since October 1, 2007 (comparable communities), occupancy for the fourth quarter of 2008 was 88.0% compared with 90.3% for the same period last year.

▪	The average daily rate at comparable communities for the fourth quarter of 2008 increased by 4.0%, to $145.78, from $140.23 in the same period last year.

▪
In the fourth quarter of 2008, we acquired seven senior living communities with 628 units and leased one senior living community with 252 units.  Six of these communities provide assisted living, one is an independent living community and one is a continuing care retirement community.

Financial Highlights for the year ended December 31, 2008:

▪	Total revenues for the year ended December 31, 2008 increased 13.5% to $1.10 billion from $972.9 million for the same period last year.

▪	Net loss for the year ended December 31, 2008 was $4.5 million compared to net income of $23.3 million for the same period last year.

▪
Net income per share from continuing operations for the year ended December 31, 2008 was $0.01, basic and diluted, compared to $0.82 and $0.75, basic and diluted, respectively, for the same period last year.

▪
Net income from continuing operations for the year ended December 31, 2008 included several items that, in aggregate, resulted in a negative impact of $16.3 million, or $0.51 per basic and diluted share.  These items included a $12.0 million unrealized loss on our holdings of auction rate securities; an $8.4 million loss due to the impairment of our investments in certain marketable securities held by our captive insurance companies; a $5.9 million loss due to impairment of goodwill; a $1.8 million loss due to impairment of long lived assets; an $11.1 million gain resulting from UBS AG’s agreement to repurchase our auction rate securities at par at our election between June 2010 and July 2012; and a $743,000 gain recognized on the early extinguishment of debt.

▪	Net income from continuing operations for the year ended December 31, 2007 included a gain from extinguishment of debt of $4.5 million.

Recent Transaction – Purchase of Convertible Senior Notes:

▪
In January 2009, we repurchased and retired $46.5 million, or 37%, of our Convertible Senior Notes at an average cost of 43% of par value totaling $20 million, including transaction costs, but excluding accrued interest.  We financed this repurchase by drawing on our secured credit facilities.  We expect to record a $25.1 million gain, net of unamortized deferred financing costs, on the early extinguishment of this debt in the first quarter of 2009.

Conference Call:

On February 25, 2009 at 5:00 p.m. Eastern Standard Time, Bruce J. Mackey Jr., President and Chief Executive Officer, and Francis R. Murphy, III, Chief Financial Officer, will host a conference call to discuss the fourth quarter and year end 2008 financial results.  Following the company’s remarks, there will be a question and answer period.

The conference call telephone number is (888) 599-4860.  Participants calling from outside the United States and Canada should dial (913) 312-6667. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 8:00 p.m. Eastern Standard Time Wednesday, March 4th. To hear the replay, dial (719) 457-0820.  The replay pass code is 6417813.

A live audio webcast of the conference call will also be available in a listen only mode on the Company’s web site at www.fivestarqualitycare.com.  Participants wanting to access the webcast should visit the Company’s web site about five minutes before the call.  The archived webcast will be available for replay on the Company’s web site for about one week after the call.

About Five Star Quality Care, Inc.:

 Five Star Quality Care, Inc. is a senior living and healthcare services company.  Five Star owns or leases and operates 210 senior living communities with 22,264 living units located in 30 states.  These communities include independent living, assisted living and skilled nursing communities.  Five Star also operates five institutional pharmacies and two rehabilitation hospitals.  Five Star is headquartered in Newton, Massachusetts.

Supplemental Information, page 1 of 6

FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2008	2007	2008	2007
Revenues:
Senior living revenue	$248,834	$208,615	$935,393	$809,934
Hospital revenue	25,325	25,294	98,428	102,005
Pharmacy revenue	18,078	17,251	70,379	60,985
Total revenues	292,237	251,160	1,104,200	972,924

Operating expenses:
Senior living wages and benefits	125,475	103,950	467,068	410,447
Other senior living operating	62,286	52,795	235,603	202,194
Hospital expenses	23,646	22,864	91,185	92,449
Pharmacy expenses	18,617	16,171	69,535	58,012
Rent expense	43,243	32,453	159,707	129,190
General and administrative expenses	13,026	11,670	47,829	43,373
Depreciation and amortization	3,746	3,654	14,719	13,595
Total operating expenses	290,039	243,557	1,085,646	949,260

Operating income	2,198	7,603	18,554	23,664

Interest and other income	1,049	1,809	5,915	6,152
Interest and other expense	(1,447)	(1,883)	(6,337)	(6,802)
Unrealized loss on investments in trading securities	(5,869)	-	(11,967)	-
Impairment of investments in available for sale securities	(5,385)	-	(8,404)	-
Unrealized gain on receipt of UBS put right	11,081	-	11,081	-
Impairment of goodwill	(5,930)	-	(5,930)	-
Impairment of long lived assets	(1,837)	-	(1,837)	-
Gain on early extinguishment of debt	-	-	743	4,491

Income (loss) from continuing operations before income taxes	(6,140)	7,529	1,818	27,505
Provision for income taxes	(472)	(650)	(1,392)	(1,410)
Income (loss) from continuing operations	(6,612)	6,879	426	26,095
Loss from discontinued operations	(740)	(157)	(4,922)	(2,769)

Net income (loss)	$(7,352)	$6,722	$(4,496)	$23,326

Weighted average shares outstanding - basic	31,991	31,758	31,872	31,710

Weighted average shares outstanding - diluted	31,991	41,489	31,872	41,441

Basic income (loss) per share from:
Continuing operations	$(0.21)	$0.22	$0.01	$0.82
Discontinued operations	(0.02)	(0.01)	(0.15)	(0.08)
Net income (loss) per share	$(0.23)	$0.21	$(0.14)	$0.74

Diluted income (loss) per share from:
Continuing operations	$(0.21)	$0.20	$0.01	$0.75
Discontinued operations	(0.02)	(0.01)	(0.15)	(0.07)
Net income (loss) per share	$(0.23)	$0.19	$(0.14)	$0.68

Supplemental Information, page 2 of 6

FIVE STAR QUALITY CARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEET DATA
(in thousands, except share data)

	December 31,
	2008	2007
Assets
Current assets:
Cash and cash equivalents	$16,138	$30,999
Accounts receivable, net of allowance	66,023	58,803
Prepaid expenses and other current assets	15,965	16,181
Investment securities	7,232	69,255
Restricted cash and investments	7,518	7,601
Assets of discontinued operations	1,385	3,178
Total current assets	114,261	186,017

Long term assets:
Property and equipment, net	190,627	131,705
Investments in trading securities	62,866	-
UBS put right	11,081	-
Restricted cash and investments	13,368	12,943
Other long term assets	20,435	29,789
Total assets	$412,638	$360,454

Liabilities and Shareholders’ Equity
Current liabilities	$129,139	$104,063
Long term liabilities	37,344	27,259
Secured revolving credit facility	21,875	-
Mortgage notes payable, long term	12,441	15,810
Convertible senior notes	126,500	126,500
Shareholders’ equity (32,205,604 and 31,818,144 shares issued and outstanding at December 31, 2008 and December 31, 2007, respectively)	85,339	86,822
Total liabilities and shareholders’ equity	$412,638	$360,454

Supplemental Information, page 3 of 6

FIVE STAR QUALITY CARE, INC.
SENIOR LIVING COMMUNITY OPERATING DATA (1)
(dollars in thousands, except average daily rate)

	Three months ended December 31,		Year ended December 31,
	2008	2007	2008	2007

Number of communities (end of period)	210	163	210	163
Number of living units (end of period)	22,264	18,079	22,264	18,079

Occupancy	87.6%	90.3%	88.4%	90.3%
Average daily rate (ADR)	$143.10	$140.23	$143.08	$137.23
ADR % growth	2.0%	-	4.3%	-

Percent breakdown of net senior living revenues:
Medicare	14.3%	15.7%	14.8%	15.5%
Medicaid	16.3%	18.7%	16.9%	18.3%
Private	69.4%	65.6%	68.3%	66.2%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$248,834	$208,615	$935,393	$809,934
Senior living revenues % growth	19.3%	-	15.5%	-

Senior living wages and benefits	$125,475	$103,950	$467,068	$410,447
Senior living wages and benefits as a % of senior living revenues	50.4%	49.8%	49.9%	50.7%
Other senior living operating expenses	$62,286	$52,795	$235,603	$202,194
Other senior living operating expenses as a % of senior living revenues	25.0%	25.3%	25.2%	25.0%
Community expenses (2) % growth	19.8%	-	14.7%	-

(1)	Excludes data for pharmacy and hospital operations and discontinued senior living operations (except for the number of communities and living units).
(2)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of operations.

Supplemental Information, page 4 of 6

FIVE STAR QUALITY CARE, INC.
COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA (1)
(dollars in thousands, except average daily rate)

	Three months ended December 31, (2)		Year ended December 31, (3)
	2008	2007	2008	2007

Number of communities (end of period)	163	163	162	162
Number of living units (end of period)	18,085	18,079	18,029	18,023

Occupancy	88.0%	90.3%	88.6%	90.4%
Average daily rate (ADR)	$145.78	$140.23	$144.45	$137.34
ADR % growth	4.0%	-	5.2%	-

Percent breakdown of net senior living revenues:
Medicare	16.2%	15.7%	16.1%	15.5%
Medicaid	18.3%	18.7%	18.1%	18.3%
Private	65.5%	65.6%	65.8%	66.2%
Total	100.0%	100.0%	100.0%	100.0%

Senior living revenues	$211,401	$208,615	$836,690	$808,880
Senior living revenues % growth	1.3%	-	3.4%	-

Senior living wages and benefits	$107,879	$103,950	$420,414	$410,056
Senior living wages and benefits as a % of senior living revenues	51.0%	49.8%	50.2%	50.7%
Other senior living operating expenses	$52,845	$52,795	$212,810	$202,023
Other senior living operating expenses as a % of senior living revenues	25.0%	25.3%	25.4%	25.0%
Community expenses (4) % growth	2.5%	-	3.5%	-

(1)	Excludes data for pharmacy and hospital operations and discontinued senior living discontinued operations (except for the number of communities and living units).
(2)	Communities that we have operated continuously since October 1, 2007.
(3)	Communities that we have operated continuously since January 1, 2007.
(4)	Community expenses equal senior living wages and benefits and other senior living operating expenses as shown on our consolidated statement of operations.

Supplemental Information, page 5 of 6

FIVE STAR QUALITY CARE, INC.
OTHER OPERATING DATA (1)
(dollars in thousands, except average daily rate)

	Three months ended December 31,		Year ended December 31,
	2008	2007	2008	2007
Number of senior living communities (2) (end of period):
Assisted and independent living communities, owned	23	13	23	13
Assisted and independent living communities, leased	138	101	138	101
Total number of assisted and independent living communities	161	114	161	114

Skilled nursing communities, owned	2	2	2	2
Skilled nursing communities, leased	47	47	47	47
Total number of skilled nursing communities	49	49	49	49

Total number of senior living communities	210	163	210	163

Number of senior living units (end of period):
Assisted and independent living communities, owned	1,975	1,068	1,975	1,068
Assisted and independent living communities, leased (3)	15,879	12,607	15,879	12,607
Total number of assisted and independent living units	17,854	13,675	17,854	13,675

Skilled nursing communities, owned	271	271	271	271
Skilled nursing communities, leased (4)	4,139	4,133	4,139	4,133
Total number of skilled nursing units	4,410	4,404	4,410	4,404

Total number of senior living units	22,264	18,079	22,264	18,079

Senior living revenues:
Assisted and independent living communities	$179,998	$140,773	$663,744	$549,622
Skilled nursing communities	66,841	66,203	263,909	254,756
Other (5)	1,995	1,679	7,740	5,556
Total senior living revenues	$248,834	$208,615	$935,393	$809,934

Assisted and independent living communities occupancy	88.1%	91.1%	88.6%	91.1%
Assisted and independent living communities ADR	$129.41	$124.34	$129.06	$122.40
Assisted and independent living communities ADR % growth	4.1%	-	5.4%	-

Skilled nursing communities occupancy	85.7%	87.8%	86.4%	87.8%
Skilled nursing communities ADR	$192.85	$186.10	$189.41	$180.51
Skilled nursing communities ADR % growth	3.6%	-	4.9%	-

Hospital data:
Rehabilitation hospital units	321	321	321	321

Rehabilitation hospital occupancy	62.3%	62.1%	62.9%	63.5%

(1)	Excludes data for pharmacy operations and discontinued senior living operations (except for the number of communities and living units).
(2)	Communities are categorized by the type of living units which constitute a majority of the total living units at the community.
(3)
Includes 1,934 and 1,718 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three months and year ended December 31, 2008 and 2007, respectively.

(4)
Includes 66 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three months and year ended December 31, 2008 and 2007, respectively.

(5)
Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from pharmacy or hospital operations.

Supplemental Information, page 6 of 6

FIVE STAR QUALITY CARE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
 (in thousands, except per share data)

Reconciliation of income (loss) from continuing operations to earnings (losses) before interest, taxes, depreciation and amortization, or EBITDA, for the three months and year ended December 31, 2008 and 2007:

	For the three months ended December 31,		For the year ended December 31,
	2008	2007	2008	2007
Income (loss) from continuing operations	$ (6,612)	$ 6,879	$ 426	$ 26,095
Add: income taxes	472	650	1,392	1,410
Add: depreciation and amortization	3,746	3,654	14,719	13,595
Add: interest and other expense	1,447	1,883	6,337	6,802
Less: interest and other income	(1,049)	(1,809)	(5,915)	(6,152)
EBITDA (1)	$ (1,996)	$ 11,257	$ 16,959	$ 41,750

(1)
We consider earnings (losses) before interest, taxes, depreciation and amortization, or EBITDA, to be a meaningful disclosure because we believe that the inclusion of this non-GAAP financial measure helps investors to gain a better understanding of growth in our core operating results, and can also help investors who wish to make comparisons between us and other companies on both a GAAP and a non-GAAP basis. EBITDA as presented may not, however, always be comparable to amounts calculated by other companies. This non-GAAP financial measure is used by management to evaluate financial performance and resource allocation for our communities and for us as a whole, and for comparing such performance to that of prior periods and to the performance of our competitors. This measure also is used by management to aid in our financial and operating decision making.  We have not made any adjustments to reported EBITDA for the three months and year ended December 31, 2008 and 2007, respectively, relating to the unrealized loss as a result of our holdings of auction rate securities; the impairment of certain investments in marketable securities; the gain on our receipt of UBS put rights; the impairment of goodwill and long lived assets; or the gain on early extinguishment of debt.